UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 11, 2012

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 454-3759

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Chimera Investment Corporation is filing this amended Current Report on Form 8-K/A solely to include the Exhibit 16 letter from our former registered independent public accountant, Deloitte & Touche LLP.  Other than referencing inclusion of the letter from Deloitte & Touche LLP as Exhibit16 attached hereto, there are no other changes to the Form 8-K/A that was filed on March 13, 2013.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)       Dismissal of Independent Registered Public Accounting Firm

On March 11, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of Chimera Investment Corporation (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of the date of Deloitte’s completion of the audit services for the fiscal year ended December 31, 2011 and the filing of the annual report on Form 10-K.  The Company filed a Current Report on Form 8-K on March 15, 2012 reporting the dismissal of Deloitte (the “March 15, 2012 8-K”).

Deloitte has completed the audit services for the fiscal year ended December 31, 2011, and on March 8, 2013 the Company filed its annual report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 10-K”). Therefore, the effective date of the Company’s dismissal of Deloitte as its independent registered public accounting firm is March 8, 2013.  The Company is filing this Current Report on Form 8-K to update the March 15, 2012 8-K for the period between March 11, 2012 and March 8, 2013; therefore, this Current Report on Form 8-K should be read together with the March 15, 2012 8-K.

Deloitte’s report on (1) the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 and (2) the Company’s restated consolidated financial statements for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

Except for (1) the reportable event discussed in the March 15, 2012 8-K and (2) the disagreement described below that was resolved to Deloitte’s satisfaction, during the two fiscal years ended December 31, 2011 and 2010 and through March 8, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On February 24, 2013, Deloitte informed the Company and the Audit Committee that during the audit of the 2011 consolidated financial statements and related audit procedures for the restatement of the 2010 and 2009 consolidated financial statements, Deloitte previously had a disagreement with management over the use of cash flows used to estimate other than temporary impairment and interest income accretion differing from those used to estimate fair value. Deloitte also stated that this disagreement had been satisfactorily resolved.

Deloitte did not communicate to the Company or the Audit Committee that it previously had a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with management at any time prior to February 24, 2013.  On March 8, 2013, Deloitte advised the Company that this disagreement occurred in mid-May 2012 and was resolved by mid June 2012.

This disagreement was not the reason that the Audit Committee concluded, after discussions with management and Deloitte and as previously disclosed by the Company, that each of the Company’s previously issued (i) consolidated financial statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2010, 2009 and 2008, and (ii) interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarter ended September 30, 2008 and for all subsequent quarters through the quarter ended September 30, 2011 needed to be restated.

The Company has authorized Deloitte to respond fully to the inquiries of Ernst & Young LLP, the Company’s new independent registered public accounting firm, concerning the subject matter of the disagreement.

The Company has concluded that a material weakness in its internal control over financial reporting existed as of December 31, 2011.  The description of this material weakness is included in Item 9A of the 2011 10-K.   The Audit Committee discussed the material weakness with Deloitte. The Company has authorized Deloitte to respond to any inquiries by Ernst & Young LLP concerning the material weakness.

On March 13, 2013, the Company provided Deloitte with a copy of this Amendment No. 1 to Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures.  A copy of the response letter from Deloitte is attached to this Form 8-K/A as Exhibit 16.

Forward-Looking Statements

             This Form 8-K and the Company’s public documents to which it refers contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements which are based on various assumptions (some of which are beyond the Company’s control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms.  The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors, including the impact of the transition to a new independent registered public accounting firm and the Company’s ability to timely complete the process necessary to file its quarterly and annual reports for the quarters and year subsequent to December 31, 2011.  The Company does not undertake, and specifically disclaims all obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

16.1      Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

		By:	/s/ A. Alexandra Denahan
			Name:	A. Alexandra Denahan
			Title:	Chief Financial Officer

Date:	March 22, 2013